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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 31, 1999


                             ADVANCE PARADIGM, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-21447                     75-2493381
(State or Other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)             File Number)               Identification No.)


   545 E. John Carpenter Freeway, Suite 1570, Irving, Texas        75062
          (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (972) 830-6199



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 1999, the Company completed the acquisition of Foundation Health Pharmaceutical Services, Inc. ("FHPS"), the parent company of Foundation Health Systems, Inc.'s ("FHS's") pharmacy benefit management ("PBM") company, Integrated Pharmaceutical Services, Inc ("IPS"). The Company paid FHS $70 million in exchange for all of the outstanding shares of FHPS and certain assets of IPS, which was funded pursuant to a Credit Agreement among the Company, NationsBank, N.A., NationsBanc Montgomery Securities LLC and the banks named therein.

         In addition, the Company entered into a 10 year service agreement to provide integrated PBM services for the lives covered by FHS.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         The financial statements of FHPS required pursuant to Rule 3-05(b)(2) of Regulation S-X will be filed by amendment not later than June 14, 1999.

         (b)      Pro Forma Financial Information.

         The pro forma financial information of FHPS required pursuant to Rule 11-01(a)(1) of Regulation S-X will be filed by amendment not later than June 14, 1999.

         (c)      Exhibits.

         Exhibits required by Item 601 of Regulation S-K:

                  Exhibit No.                        Exhibit
                  -----------                        -------

                        2.1                          Purchase Agreement among Foundation Health Systems,  Inc.,  Foundation
                                                     Health Corporation,  Foundation Health Pharmaceutical  Services, Inc.,
                                                     Integrated  Pharmaceutical  Services,  Inc. and Advance Paradigm, Inc.
                                                     dated as of February 26, 1999.

                        4.1                          Warrant   Agreement  by  and  between  Advance   Paradigm,   Inc.  and
                                                     Foundation Health Systems, Inc., dated as of February 26, 1999.

                       10.1                          Pharmacy Benefit Services  Agreement by and between Advance  Paradigm,
                                                     Inc.,  Foundation Health Systems,  Inc. and Integrated  Pharmaceutical
                                                     Services, Inc., effective as of April 1, 1999.

                       10.2                          Credit Agreement among Advance Paradigm,  Inc., the Banks named in the
                                                     Credit   Agreement,   NationsBanc   Montgomery   Securities   LLC  and
                                                     NationsBank, N.A., dated as of March 31, 1999.

                       10.3                          Guaranty by each  subsidiary  of Advance  Paradigm,  Inc., in favor of
                                                     NationsBank, N.A., dated as of March 31, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCE PARADIGM, INC.


Date:  April 12, 1999                  By: /s/ David D. Halbert
                                          --------------------------------------
                                       Name:  David D. Halbert
                                       Title:  Chairman of the Board, Chief
                                       Executive Officer and President

                               INDEX TO EXHIBITS


                  Exhibit No.                        Exhibit
                  -----------                        -------
                        2.1                          Purchase Agreement among Foundation Health Systems,  Inc.,  Foundation
                                                     Health Corporation,  Foundation Health Pharmaceutical  Services, Inc.,
                                                     Integrated  Pharmaceutical  Services,  Inc. and Advance Paradigm, Inc.
                                                     dated as of February 26, 1999.

                        4.1                          Warrant   Agreement  by  and  between  Advance   Paradigm,   Inc.  and
                                                     Foundation Health Systems, Inc., dated as of February 26, 1999.

                       10.1                          Pharmacy Benefit Services  Agreement by and between Advance  Paradigm,
                                                     Inc.,  Foundation Health Systems,  Inc. and Integrated  Pharmaceutical
                                                     Services, Inc., effective as of April 1, 1999.

                       10.2                          Credit Agreement among Advance Paradigm,  Inc., the Banks named in the
                                                     Credit   Agreement,   NationsBanc   Montgomery   Securities   LLC  and
                                                     NationsBank, N.A., dated as of March 31, 1999.

                       10.3                          Guaranty by each  subsidiary  of Advance  Paradigm,  Inc., in favor of
                                                     NationsBank, N.A., dated as of March 31, 1999.